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                                                                   Exhibit 10.26
                                                                   -------------

                               GUARANTY AGREEMENT
                               ------------------

     THIS AGREEMENT, dated as of the 31st day of December, 1996, by SEPRACOR INC., a Delaware corporation (the "Guarantor"), to FLEET NATIONAL BANK (the "Secured Party").

                               W I T N E S S E T H

     WHEREAS, Versicor, Inc., a Delaware corporation (the "Company"), and the Secured Party have entered into a Revolving Credit, Term Loan and Security Agreement dated as of the date hereof (as amended from time to time, the "Credit Agreement") pursuant to which the Secured Party has agreed, subject to the terms and conditions set forth therein, to make loans to the Company (collectively, the "Loans"), such Loans to be evidenced by the Company's Revolving Note and the Company's Term Note, each payable to the order of the Secured Party (the "Notes"); and

     WHEREAS, the Guarantor owns a majority of the outstanding capital stock of the Company and the making of the Loans will therefore be beneficial to the Guarantor; and

     WHEREAS, the obligation of the Secured Party to make the Loans is subject to the condition, among others, that the Guarantor shall execute and deliver this Guaranty Agreement;

     NOW, THEREFORE, in consideration of the willingness of the Secured Party to make the Loans to the Company, and for other good and valuable consideration, receipt of which is hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

     1. GUARANTEED OBLIGATIONS. The Guarantor does hereby irrevocably and unconditionally guarantee the due and punctual payment and performance by the Company of the following obligations to the Secured Party (individually, a "Guaranteed Obligation" and collectively the "Guaranteed Obligations"):

          (a) Principal of and premium, if any, and interest on the Notes;

          (b) Any and all other obligations of the Company to the Secured Party under the Credit Agreement or under any agreement or instrument relating thereto, all as amended from time to time; and

          (c) Any and all other indebtedness or obligations of the Company to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter arising.

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     2. DEMAND BY SECURED PARTY. Upon failure by the Company punctually to pay or perform any Guaranteed Obligation when due, after the expiration of any applicable grace period, the Secured Party may make demand upon the Guarantor for the payment or performance of such Guaranteed Obligation and the Guarantor binds and obliges itself to make such payment or performance forthwith upon such demand.

     3. WAIVER OF DEMANDS, NOTICES, DILIGENCE, ETC. The Guarantor hereby assents to all of the terms and conditions of the Guaranteed Obligations and waives: (a) demand for the payment of the principal of any Guaranteed Obligation or of any claim for interest or any part of any thereof (other than the demand provided for in Section 2 hereof); (b) notice of the occurrence of a default or an event of default under any Guaranteed Obligation; (c) protest of the nonpayment of the principal of any Guaranteed Obligation or of any claim for interest or any part thereof; (d) notice of presentment, demand and protest; (e) notice of acceptance of any guaranty herein provided for or of the terms and provisions thereof or hereof by the Secured Party; (f) notice of any indulgences or extensions granted to the Company or any successor to the Company or any person or party which shall have assumed the obligations of the Company; (g) any requirement of diligence or promptness on the part of the Secured Party in the enforcement of any of its rights under the provisions of any Guaranteed Obligation or this Guaranty Agreement; (h) any enforcement of any Guaranteed Obligation; (i) any right which the Guarantor might have to require the Secured Party to proceed against any other guarantor of the Guaranteed Obligations or to realize on any collateral security therefor; and (j) any and all notices of every kind and description which may be required to be given by any statute or rule of law in any jurisdiction. The waivers set forth in this Section 3 shall be effective notwithstanding the fact that the Company ceases to exist by reason of its liquidation, merger, consolidation or otherwise.

     4. OBLIGATIONS OF GUARANTOR UNCONDITIONAL. The obligations of the Guarantor under this Guaranty Agreement shall be unconditional, irrespective of the validity, regularity or enforceability of any Guaranteed Obligation, and shall not be affected by any action taken under any Guaranteed Obligation in the exercise of any right or remedy therein conferred, or by any failure or omission on the part of the Secured Party to enforce any right given thereunder or hereunder or any remedy conferred thereby or hereby, or by any waiver of any term, covenant, agreement or condition of any Guaranteed Obligation or this Guaranty Agreement, or by any release of any security or any other guaranty at any time existing for the benefit of any Guaranteed Obligation, or by the merger or consolidation of the Company, or by sale, lease or transfer by the Company to any person of any or all of its properties, or by any action of the Secured Party granting indulgence or extension to, or waiving or acquiescing in any default by, the Company or any successor to the Company or any person or party which shall have assumed its obligations, or by reason of any disability or other defense of the Company or any successor to the Company, or by any modification, alteration, or by any circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which may or might in any manner or to any extent vary the risk of the Guarantor

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hereunder, it being the purpose and intent of the Guarantor that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment or performance as herein provided, and then only to the extent of such payment or performance.

     5. SUBORDINATION OF CLAIMS OF GUARANTOR. Any claims against the Company to which the Guarantor may be or become entitled (including, without limitation, claims by subrogation or otherwise by reason of any payment or performance by the Guarantor in satisfaction and discharge, in whole or in part, of its obligations under this Guaranty Agreement) shall be and hereby are made subject and subordinate to the prior payment or performance in full of the Guaranteed Obligations.

     6. REINSTATEMENT. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or the Guarantor or upon the appointment of an intervenor or conservator of, or trustee or similar official for, the Company or the Guarantor or any substantial part of any of their respective properties, or otherwise, all as though said payments had not been made.

     7. NOTICES. Except as otherwise provided herein, all notices to the Guarantor or the Secured Party shall be in writing and shall be deemed to have been sufficiently given or served for all purposes hereof if personally delivered or mailed by first class mail, postage prepaid, as follows:

        (a)      if to the Guarantor:

                 Sepracor Inc.
                 111 Locke Drive
                 Marlborough, Massachusetts  01752
                 Attention: Robert F. Scumaci
                            Senior Vice President

                 with a copy to:

                 John D. Sigel, Esquire
                 Hale & Dorr
                 60 State Street
                 Boston, Massachusetts 02109



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        (b)      if to the Secured Party:

                 Fleet National Bank
                 75 State Street
                 Boston, Massachusetts  02106
                 Attention: Kimberly A. Martone
                            Vice President

                 with a copy to:

                 George Ticknor, Esquire
                 Palmer & Dodge
                 One Beacon Street
                 Boston, Massachusetts  02108

or at such other address as the party to whom such notice or demand is directed may have designated in writing to the other party hereto. A notice shall be deemed to have been given upon the earlier to occur of (i) three (3) days after the date on which it is deposited in the U.S. mails or (ii) receipt by the party to whom such notice is directed.

     8. MISCELLANEOUS. This Guaranty Agreement shall inure to the benefit of and be binding upon the Secured Party and the Guarantor and their respective successors and assigns, and the term "Secured Party" shall be deemed to include any other holder or holders of any of the Guaranteed Obligations. In case any provision in this Guaranty Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Guaranty Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument. The Guarantor agrees, as principal obligor and not as guarantor, to pay to the Secured Party forthwith upon demand in funds immediately available to the Secured Party, all reasonable costs and expenses (including court costs and reasonable attorneys' fees and disbursements) incurred or expended by the Secured Party in connection with the enforcement of this Guaranty Agreement.

     9. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. This Guaranty Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts. The Guarantor, to the extent that it may lawfully do so, hereby consents to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its

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obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. The Guarantor further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address provided in Section 7 of this Guaranty Agreement or as otherwise provided under the laws of the Commonwealth of Massachusetts. The Guarantor irrevocably waives all right to a trial by jury in any suit, action or other proceeding instituted by or against it in respect of its obligations hereunder or the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties have executed this Guaranty Agreement as a sealed instrument as of the date first above written.

                                      SEPRACOR INC.


                                      By /s/ Robert F. Scumaci
                                        ----------------------------------
                                         Name: Robert F. Scumaci
                                         Title: Senior Vice President
                                                Finance and Administration


                                      The foregoing Guaranty
                                      Agreement is hereby
                                      accepted:

                                      FLEET NATIONAL BANK




                                      By /s/ Kimberly A. Martone
                                        ----------------------------------
                                        Name: Kimberly A. Martone
                                        Title: Vice President







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